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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): March 17, 2005


                                Aeropostale, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




           Delaware                   001-31314                  31-1443880
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)


           112 West 34th Street, 22nd Floor, New York, New York 10120 (Address of Principal Executive Offices, including Zip Code)


                                 (646) 485-5398
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2 (b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4 (c))
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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 Changes in Control of Registrant

          Not Applicable

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

            On March 17, 2005, John S. Mills tendered his resignation, effective immediately, from the Board of Directors of the Registrant. Mr. Mill's decision to resign was not the result of any disagreement with Aeropostale on any matter relating to the Registrant's operations, policies or practices. On July 31, 2004 Mr. Mills retired from the position of President and Chief Operating Officer of the Registrant, a position he held since February 2000. Prior to that time, from 1998 through 2000, Mr. Mills held the position of Executive Vice President - Director of Operations. Mr. Mills had served as a director of Aeropostale since August 1998.

            To fill the vacancy on the Board of Directors created by the resignation of Mr. Mills, the Nominating and Corporate Governance Committee of the Board of Directors is commencing a search for a successor.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

          (A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

               Not applicable.

          (B)  PRO FORMA FINANCIAL INFORMATION.

               Not applicable.

          (C)  EXHIBITS.

               None.




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                                   SIGNATURES

     According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        Aeropostale, Inc.




                                       /s/  Michael J. Cunningham
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                                       Michael J. Cunningham
                                       Executive Vice President - Chief
                                       Financial Officer

Dated: March 21, 2005












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